Supplement to the

Fidelity's Broadly Diversified International Equity Funds

Fidelity® Global Balanced Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund,
Fidelity Overseas Fund, and Fidelity Worldwide Fund

Funds of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2006

The following information supplements similar information found in the "Management Contracts" section beginning on page 35.

Ruben Calderon is assistant manager of Global Balanced and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The assistant manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the assistant manager's bonus are based on the pre-tax investment performance of the assistant manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of the assistant manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the assistant manager's tenure on those fund(s) and account(s) over a measurement period, that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years. Another component of the assistant manager's bonus is based on how he allocates the fund's assets among the asset classes of the fund, which are represented by a composite index, the components of which are 60% MSCI® World Index and 40% Citigroup® World Government Bond Index. The assistant manager's bonus is based on the percentage of the fund actually invested in each asset class. The percentage overweight or percentage underweight in each asset class relative to the neutral mix is multiplied by the performance of the index that represents that asset class over the measurement period, resulting in a positive or negative impact score. The assistant manager receives a monthly impact score for each month of his tenure as assistant manager on the fund. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A subjective component of the assistant manager's bonus is based on the assistant manager's overall contribution to management of FMR. The portion of the assistant manager's bonus that is linked to the investment performance of Global Balanced is based on the pre-tax investment performance of the fund's assets measured against a composite index, the components of which are 60% MSCI World Index and 40% Citigroup World Government Bond Index.

The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR Corp. and its affiliates.

The following table provides information relating to other accounts managed by Mr. Calderon as of December 31, 2006:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 275	none	$ 2
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Global Balanced ($275 (in millions) assets managed).

As of December 31, 2006, the dollar range of shares of Global Balanced beneficially owned by Mr. Calderon was none.

IBDB-07-01 March 24, 2007
1.467695.121